Exhibit 10.4

FORM OF SERIES U-OS WARRANT

NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. NIETHER THIS WARRANT NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE MAY NOT BE SOLD WITHIN CANADA OR TO OR FOR THE BENEFIT OF A CANADIAN RESIDENT UNTIL SUCH TIME AS THE COMPANY’S APPLICATION FOR REVOCATION OF THE CEASE TRADE ORDER ISSUED BY THE BRITISH COLUMBIA SECURITIES COMMISSION IS APPROVED.

THIS WARRANT IS BEING DELIVERED PURSUANT TO CERTAIN SUBSCRIPTION AGREEMENTS BETWEEN THE COMPANY AND THE INTIAL HOLDERS AND IS ISSUED IN RELIANCE ON THE EXEMPTION AFFORDED BY REGULATION S AS PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Warrant No. [●]	Original Issue and Exercise Date: [●], 2025
Warrant Shares: [●]	Date: [●], 2025

SolarWindow Technologies, Inc., a Nevada corporation (the “Company”), hereby certifies that, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, [•] or its registered assigns (the “Holder”), is entitled, subject to the terms set forth below, to purchase from the Company up to a total of [•] shares of common stock, $0.001 par value per share (the “Common Stock”), of the Company (each such share, a “Warrant Share” and all such shares, the “Warrant Shares”) at an exercise price per share equal to $0.47 (the “Exercise Price”), in each case as adjusted from time to time as provided in Section 9, upon surrender of this Warrant to Purchase Common Stock (including any Warrants to Purchase Common Stock issued in exchange, transfer or replacement hereof, the “Warrant”) at any time and from time to time on or after [■] (the “Original Issue and Exercise Date”) until 5:00 p.m. (New York City time) on [■] (the “Termination Date”).

1.       Additional Definitions. For purposes of this Warrant, the following terms shall have the following meanings:

“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly through one or more intermediates, controls, is controlled by or is under common control with such Person.

“Aggregate Exercise Price” means the Exercise Price multiplied by the number of Warrant Shares for which the Warrant is being exercised.

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Person” means an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture or any other entity or organization.

“Principal Trading Market” means the national securities exchange or other trading market on which the Common Stock is primarily listed on and quoted for trading, which, as of the Original Issue Date, shall be the OTC Market Pink Current, or such trading market as the Company’s Common Stock is then trading.

“Regulation S” means Regulation S as promulgated by the United Sates Securities Commission pursuant to the Securities Act.

“Securities Act” means the United States Securities Act of 1933, as amended.

“Trading Day” means any weekday on which the Principal Trading Market is normally open for trading.

“Transfer Agent” means Clear Trust LLC, the Company’s transfer agent and registrar for the Common Stock, and any successor appointed in such capacity.

2.       Issuance of Securities; Registration of Warrants. The Company shall register ownership of this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder (which shall include the initial Holder or, as the case may be, any assignee to which this Warrant is permissibly assigned hereunder) from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

3.       Registration of Transfers. Subject to compliance with all applicable securities laws, the Company shall, or will cause its Transfer Agent to, register the transfer of all or any portion of this Warrant in the Warrant Register, upon surrender of this Warrant, and payment for all applicable transfer taxes (if any). Upon any such registration or transfer, a new warrant to purchase Common Stock in substantially the form of this Warrant (any such new warrant, a “New Warrant”) evidencing the portion of this Warrant so transferred shall be issued to the transferee, and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed acceptance by such transferee of all of the rights and obligations in respect of the New Warrant that the Holder has in respect of this Warrant. The Company shall, or will cause its Transfer Agent to, prepare, issue and deliver at the Company’s own expense any New Warrant under this Section 3. Until due presentment for registration of transfer, the Company may treat the registered Holder hereof as the owner and holder for all purposes, and the Company shall not be affected by any notice to the contrary.

4.       Exercise of Warrants.

(a)       Exercise of Warrant. Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Original Issue and Exercise Date and on or before the Termination Date by delivery to the Company of a duly executed facsimile copy (or.pdf copy via e-mail attachment) of the Notice of Exercise in the form annexed hereto as Annex 1 the “Notice of Exercise”) in consideration of the full purchase price for the number of Warrant Shares for which the Warrant is being exercised. Payment for the Warrant Shares purchased shall be made by wire transfer of immediately available funds concurrently with the delivery of the Notice of Exercise in accordance with the wiring instructions provided by the Company.

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(b)       Surrender of Warrant. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation along with the delivery of the final Notice of Exercise to the Company. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases. The Company shall deliver any objection to any Notice of Exercise within one (3) Trading Day of receipt of such notice.

(c)       Notice of Possible Prior Exercise. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

(d)       Restrictions on Exercise. Holder understands and acknowledges that the exercise of the Warrant is subject to the following conditions pursuant to Regulation S:

(i) The Warrant must bear a legend stating that the Warrant and the Warrant Shares to be issued upon its exercise have not been registered under the Securities Act and that the Warrant may not be exercised by or on behalf of any U.S. person (as defined in Regulation S) unless registered under the Act or an exemption from such registration is available.

(ii) Each person exercising the Warrant is required to give:

(A) Written certification that it is not a U.S. person, and the Warrant is not being exercised on behalf of a U.S. person; or

(B) A written opinion of counsel to the effect that the Warrant and the securities delivered upon exercise thereof have been registered under the Act or are exempt from registration thereunder; and

(iii) The Company is required to implement procedures to ensure that the Warrant may not be exercised within the United States, and that the Warrant Shares may not be delivered within the United States upon exercise, other than in offerings deemed to meet the definition of “offshore transaction” pursuant to Regulation S Rule 902(h), unless registered under the Securities Act or an exemption from such registration is available.

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5.       Delivery of Warrant Shares. Upon exercise of this Warrant, and upon payment of the Aggregate Exercise Price in full unless the Holder requests in writing delivery of stock certificates representing the Exercised Shares, the Company shall promptly upon the request of the Holder, cause the Transfer Agent to credit such aggregate number of shares of Common Stock specified by the Holder in the Exercise Notice and to which the Holder is entitled pursuant to such exercise (the “Exercise Shares”) to (i) the Holder’s or its designee’s balance account with The Depository Trust Company (“DTC”) through its Deposit Withdrawal At Custodian system or (ii) in book-entry form via a direct registration system maintained by or on behalf of the Transfer Agent, in each case, so long as either (A) there is an effective registration statement permitting the issuance of the Warrant Shares to or the resale of such Warrant Shares by the Holder). If (A) above is not true, the Company shall cause the Transfer Agent to either (i) record the Exercise Shares in the name of the Holder or its designee on the certificates reflecting the Exercise Shares with an appropriate legend regarding restriction on transferability, which shall be issued and dispatched by overnight courier to the address as specified in the Exercise Notice, and on the Company’s share register or (ii) issue such Exercise Shares in the name of the Holder or its designee in restricted book-entry form in the Company’s share register. The Holder, or any Person so designated by the Holder to receive Warrant Shares, shall be deemed to have become the holder of record of such Warrant Shares as of the Exercise Date, irrespective of the date such Warrant Shares are credited to the Holder’s DTC account, the date of the book entry positions or the date of delivery of the certificates evidencing such Exercise Shares, as the case may be.

6.       Charges, Taxes and Expenses. Issuance and delivery of Exercise Shares shall be made without charge to the Holder for any issue or transfer tax, transfer agent fee or other incidental tax or expense (excluding any applicable stamp duties) in respect of the issuance of such shares, all of which taxes and expenses shall be paid by the Company; provided, however, that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the registration of any Warrant Shares or the Warrants in a name other than that of the Holder or an Affiliate thereof. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.

7.       Replacement of Warrant. If this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a New Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction (in such case) and, in each case, a customary and reasonable contractual indemnity, if requested by the Company. If a New Warrant is requested as a result of a mutilation of this Warrant, then the Holder shall deliver such mutilated Warrant to the Company as a condition precedent to the Company’s obligation to issue the New Warrant.

8.       Reservation of Warrant Shares. The Company covenants that it will, at all times while this Warrant is outstanding, reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of Warrant Shares that are initially issuable and deliverable upon the exercise of this entire Warrant, free from preemptive rights or any other contingent purchase rights of persons other than the Holder (taking into account the adjustments and restrictions of Section 9). The Company covenants that all Warrant Shares so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and non-assessable. The Company will take all such action as may be reasonably necessary to assure that such shares of Common Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any securities exchange or automated quotation system upon which the Common Stock may be listed. The Company further covenants that it will not, without the prior written consent of the Holder, take any actions to increase the par value of the Common Stock at any time while this Warrant is outstanding.

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9.       Certain Adjustments. The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 9.

(a)       Subdivisions, Combinations and Other Issuances. If the outstanding shares of the Common Stock are divided into a greater number of shares, by forward stock split or otherwise, or a dividend in stock is paid on the Common Stock, then the number of shares of Warrant Shares for which the Warrant is then exercisable will be proportionately increased and the Exercise Price will be proportionately reduced. Conversely, if the outstanding shares of Common Stock are combined into a smaller number of shares of Common Stock, by reverse stock split or otherwise, then the number of Warrant Shares for which the Warrant is then exercisable will be proportionately reduced and the Exercise Price will be proportionately increased. The increases and reductions provided for in this Section 9(a) will be made with the intent and, as nearly as practicable, the effect that neither the percentage of the total equity of the Company obtainable on exercise of the Warrants nor the price payable for such percentage upon such exercise will be affected by any event described in this Section 9(a).

(b)       Merger, Consolidation, Reclassification, Reorganization, Etc. In case of any change in the Common Stock through merger, consolidation, reclassification, reorganization, partial or complete liquidation, purchase of all or substantially all the assets of the Company, or other change in the capital structure of the Company, then, as a condition of such change, lawful and adequate provision will be made so that the Holder will have the right thereafter to receive upon the exercise of the Warrant the kind and amount of shares of stock or other securities or property to which he would have been entitled if, immediately prior to such event, the Holder had held the number of Warrant Shares obtainable upon the exercise of the Warrant. In any such case, appropriate adjustment will be made in the application of the provisions set forth herein with respect to the rights and interest thereafter of the Holder, to the end that the provisions set forth herein will thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the exercise of the Warrant.

(c)       Other Adjustments. If securities of the Company or securities of any subsidiary of the Company are distributed pro rata to holders of Common Stock, such number of such securities will be distributed to the Holder or its assignee upon exercise of its rights hereunder as such Holder or assignee would have been entitled to if this Warrant had been exercised prior to the record date for such distribution.

(d)       Calculations. All calculations under this Section 9 shall be made to the nearest one cent or the nearest share, as applicable.

(e)       Director; Officer; and Employee Grants. Notwithstanding anything herein to the contrary, no adjustments shall be made hereunder with respect to any equity awards granted to the Company’s employees, consultants, officers and directors.

(f)       Notice of Adjustments. Upon the occurrence of each adjustment pursuant to this Section 9, the Company at its expense will, at the written request of the Holder, promptly compute such adjustment, in good faith, in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment, including a statement of the adjusted Exercise Price and adjusted number or type of Warrant Shares or other securities issuable upon exercise of this Warrant (as applicable), describing the transactions giving rise to such adjustments and showing in detail the facts upon which such adjustment is based. Upon written request, the Company will promptly deliver a copy of each such certificate to the Holder and to the Company’s transfer agent.

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10.       No Fractional Shares. No fractional Warrant Shares will be issued in connection with any exercise of this Warrant. In lieu of any fractional shares that would otherwise be issuable, the number of Warrant Shares to be issued shall be rounded down to the next whole number and the Company shall pay the Holder in cash the fair market value (based on the Closing Sale Price) for any such fractional shares.

11.       Notices. Any and all notices or other communications or deliveries hereunder (including, without limitation, any Exercise Notice) shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered by confirmed e-mail at the e-mail address specified by the Company prior to 5:30 P.M., New York City time, on a Trading Day, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via confirmed e-mail at the e-mail address specified by the Company on a day that is not a Trading Day or later than 5:30 P.M., New York City time, on any Trading Day, (iii) the Trading Day following the date of mailing, if sent by nationally recognized overnight courier service specifying next business day delivery, or (iv) upon actual receipt by the Person to whom such notice is required to be given, if by hand delivery.

12.       Warrant Agent. The Company shall initially serve as warrant agent under this Warrant. Upon 30 days’ notice to the Holder, the Company may appoint a new warrant agent. Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent shall be a party or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or shareholders services business shall be a successor warrant agent under this Warrant without any further act. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder’s last address as shown on the Warrant Register.

13.       Registration Rights. The Warrant Shares issuable hereunder are entitled to the benefits of the Registration Rights Agreement dated as of May , 2025 between the Company, the Holder, and the other signatories thereto.

14.       Miscellaneous.

(a)       No Rights as a Stockholder. Except as otherwise set forth in this Warrant, the Holder, solely in such Person’s capacity as a holder of this Warrant, shall not be entitled to vote or receive dividends or be deemed the holder of share capital of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder, solely in such Person’s capacity as the Holder of this Warrant, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, amalgamation, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the Holder of the Warrant Shares which such Person is then entitled to receive upon the due exercise of this Warrant. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on the Holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company.

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(b)       Further Assurances. Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate or articles of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable Warrant Shares upon the exercise of this Warrant, and (c) use reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

(c)       Successors and Assigns. Subject to compliance with applicable securities laws, including, without limitation, Regulation S, this Warrant may be assigned by the Holder by delivery of the notice of assignment in the form attached hereto as Annex 2 (“Notice of Assignment”), or as otherwise may be requested by the Company to ensure compliance with applicable laws. This Warrant may not be assigned by the Company without the written consent of the Holder, except to a successor in the event of a transaction contemplated by Section 9(b). This Warrant shall be binding on and inure to the benefit of the Company and the Holder and their respective successors and assigns. Subject to the preceding sentence, nothing in this Warrant shall be construed to give to any Person other than the Company and the Holder any legal or equitable right, remedy or cause of action under this Warrant. This Warrant may be amended only in writing signed by the Company and the Holder, or their successors and assigns.

(d)       Amendment and Waiver. Except as otherwise provided herein, the provisions of this Warrant may be amended and the Company may take any action herein prohibited or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Holder.

(e)       Acceptance. Receipt of this Warrant by the Holder shall constitute acceptance of and agreement to all of the terms and conditions contained herein.

(f)    Governing Law; Jurisdiction. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF. EACH OF THE COMPANY AND THE HOLDER HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN, FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN (INCLUDING WITH RESPECT TO THE ENFORCEMENT OF ANY OF THE TRANSACTION DOCUMENTS), AND HEREBY IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT. EACH OF THE COMPANY AND THE HOLDER HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PERSON AT THE ADDRESS IN EFFECT FOR NOTICES TO IT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW. EACH OF THE COMPANY AND THE HOLDER HEREBY WAIVES ALL RIGHTS TO A TRIAL BY JURY.

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(g)       Headings. The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

(h)       Severability. If any part or provision of this Warrant is held unenforceable or in conflict with the applicable laws or regulations of any jurisdiction, the invalid or unenforceable part or provisions shall be replaced with a provision which accomplishes, to the extent possible, the original business purpose of such part or provision in a valid and enforceable manner, and the remainder of this Warrant shall remain binding upon the parties hereto.

(i)       Action on a Non-Business Day. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken, or such right may be exercised on the next succeeding Business Day.

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IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.

SolarWindow Technologies, Inc.

By:_______________________________

Name:

Title:

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ANNEX 1

TO THE SERIES U-OS WARRANT

FORM OF EXERCISE NOTICE

[To be executed by the Holder to purchase shares of Common Stock under the Warrant]

NOTICE OF EXERCISE

TO:	SolarWindow Technologies, Inc.
9375 E. Shea Blvd, Suite 107-B
Scottsdale, AZ 85260
Attention: Amit Singh
Email: amit@solarwindow.com

The undersigned holder hereby elects to exercise the Series U Warrant No. _______ (the “Warrant”) of SolarWindow Technologies Inc., a Nevada corporation (the “Company”) as specified below. Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

1.       Exercise. The undersigned hereby elects to purchase [________________] Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any, in the amount of:

US $ __________________________________________________________. The full purchase price is payable by wire transfer of immediately available funds in accordance with the wiring instructions provided by the Company.

2.       Delivery of Warrant Shares. Pursuant to this Exercise Notice, the Company shall deliver to the Holder the Warrant Shares as to which the Warrant is exercised determined in accordance with the terms of the Warrant. The Warrant Shares shall be delivered (check one):

☐	to the following DWAC Account Number: _______________________________

☐	in book-entry form via a direct registration system

☐	by physical delivery of a certificate to:

         ☐       in restricted book-entry form in the Company’s share register

3.       Representations. By its delivery of this Exercise Notice, the undersigned hereby represents, warrants and acknowledges to the Company that:

(i) The Warrant must bear a legend stating that the Warrant and the Warrant Shares to be issued upon its exercise have not been registered under the Securities Act and that the Warrant may not be exercised by or on behalf of any U.S. person (as defined in Regulation S) unless registered under the Act or an exemption from such registration is available.

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(ii) That the Holder is not a U.S. person and the Warrant is not being exercised on behalf of a U.S. person; or has provided a written opinion of counsel to the effect that the Warrant and the securities delivered upon exercise thereof have been registered under the Act or are exempt from registration thereunder; and

(iii) that the Company is required to implement procedures to ensure that the Warrant may not be exercised within the United States, and that the Warrant Shares may not be delivered within the United States upon exercise, other than in offerings deemed to meet the definition of “offshore transaction” pursuant to Regulation S Rule 902(h), unless registered under the Securities Act or an exemption from such registration is available.

Dated:

Name of Holder:

By:

Name:

Title:

Email:

Phone:

Dated:

Name of Holder:

By:

Name:

Title:

Email:

Phone:

(Signature must conform in all respects to name of Holder as specified on the face of the Warrant

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ANNEX 2

TO THE SERIES U-OS WARRANT

NOTICE OF ASSIGNMENT

(To assign the foregoing Warrant, both the Holder and the assignee must execute this form and supply such information as may be reasonably requested by the Company.)

TO:	SOLARWINDOW TECHNOLOGIES, INC.
9375 E. Shea Blvd, Suite 107-B
Scottsdale, AZ 85260
Attention: Amit Singh
Email: amit@solarwindow.com

1.       FOR VALUE RECEIVED, Assignment. The undersigned registered Holder of the Warrant (“Assignor”) assigns and transfers to the assignee named below (“Assignee”) all of the rights of Assignor under the Warrant and related registration rights under the Registration Rights Agreement identified in Section 13 of the Warrant, with respect to _____________________________________ Warrant Shares issuable under the Warrant:

Name:

Address:

Phone Number:

Email Address:

Dated:

1.       Definitions. All capitalized terms in this Notice of Assignment, not otherwise defined, shall have the meaning ascribed thereto in the Warrant.

2.       Representation and Warranties. In order to induce the Company to effectuate the Assignment, the Holder and the Assignee hereby represent, warrant and acknowledge to the Company that:

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2.1       Neither the Assignee nor the Assignor is a U.S. Person as defined in Regulation S. The Assignee is domiciled in, and maintains its residence in, the jurisdiction(s) noted in Section 1.

2.2       Both the Assignee and the Assignor were not in the United States (as defined in Regulation S) at the time they executed this Notice of Assignment.

2.3       Neither the Assignee nor the Assignor, nor any person acting on their behalf, have engaged in any “direct selling efforts” regarding the Warrant or the Warrant Shares in the United States.

2.4       The Assignee [ ] is [ ] is not an affiliate of the Assignor[1]. If an affiliate, the relationship between the Assignor and the Assignee is that of ______________ _______________________________.[2]

2.5       The Assignee understands and is aware that an investment in the Warrant Shares is subject to numerous significant risks as referenced in the Subscription Agreement and represents that the Assignee is able to bear the economic risks associated with an investment in Warrant Shares.

2.6       Assignee acknowledges and agrees that the Warrant Shares underlying the Series U-OS Warrants are subject to a continuous distribution compliance period as long as the warrants remain outstanding and that the Series U-OS Warrants (i) must bear a legend stating that the Series U-OS Warrants and underlying Warrant Shares have not been registered under the Securities Act and that the Series U-OS Warrants may not be exercised by or on behalf of any U.S. person unless registered or pursuant to an exemption; (ii) each person exercising a Series U-OS Warrants must provide a written certification that they are not a U.S. person and that the warrant is not being exercised in the United States or on behalf of a U.S. person or otherwise provide a legal opinion letter acceptable to the Company that the Series U-OS Warrants and the underlying Warrant Shares have been registered pursuant to the Securities Act, or are exempt from registration; and (iii) that the Company shall establish procedures are implemented to ensure that the Series U-OS Warrants may not be exercised within the U.S. and that the underlying Warrant Shares may not be delivered within the U.S., unless registered pursuant to the Securities Act or exempt from registration.

2.7       The Assignee and the Assignor have complied with all local laws and regulations applicable to the Assignment.

2.8       Each of the Assignee and the Assignor agree to provide such other information as the Company may require in order to ensure compliance with applicable securities laws.

3.       Return of Warrant. The Assignor hereby agrees to return the Warrant to the Company and that upon receipt thereof, the Company shall issue new Warrants (bearing the same issue date as the original Warrant) to the Assignee, or to both the Assignee and the Assignor, as the case may be, based on the number of Warrant Shares subject to the Assignment.

4.       Reliance By the Company. By signing below, the undersigned Holder and assignee hereby acknowledge that the representations set forth in this and Representations of Eligibility Criteria are accurate and complete in all respects, and the undersigned assignee hereby undertakes to immediately notify the Company in writing regarding any material change in the information set forth herein. Each of the Assignor and Assignee understands that the Company will rely on the accuracy and completeness of these representations for the purpose of determining whether the assignment is compliant with applicable securities laws, and that a false representation may constitute a violation of law and that, in addition to any potential regulatory liabilities, any person who suffers damage as a result of a false representation may have a claim against the Assignor and the Assignee for damages.

1 Please check applicable box.

2 Please describe the affiliation.

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The Assignor and the Assignee have signed this Notice of Assignment on the date(s) set forth below:

HOLDER	ASSIGNEE
Name:__________________________________	Name: __________________________________

Dated: __________________________________	Dated: __________________________________

By:____________________________________	By: ____________________________________

Print: Name_____________________________	Print: Name_____________________________

Title: ___________________________________	Title: ___________________________________

By:____________________________________	By: ____________________________________

Print: Name_____________________________	Print: Name_____________________________

Title: ___________________________________	Title: ___________________________________

Address:	Address:

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